SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 17, 2008 (July 8, 2008)

ATLAS TECHNOLOGY GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28675	94-337095
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 152nd Avenue NE,
Redmond, WA 98052

(Address of Principal Executive Offices) (Zip Code)

(425) 458-2360

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes in Registrant’s Certifying Accountants

(b) Appointment of New Auditor.

On July 8, 2008, Atlas Technology Group, Inc., a Delaware corporation (the “Registrant”) engaged the firm of PMB Helin Donovan, LLP (“New Auditor”) as the Registrant's independent auditor.

Prior to the engagement of the New Auditor, neither the Registrant nor any person on the Registrant’s behalf consulted the New Auditor regarding either (i) the application of accounting principles to a specified completed or proposed transaction or the type of audit opinion that might be rendered on the Registrant’s financial statements, or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to such Item) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

The appointment of the New Auditor as the Registrant's independent auditor was unanimously approved by the Board of Directors of the Registrant on July 17, 2008.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Not applicable.

EXHIBITS

Exhibit Number	Description

None.	None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 17, 2008	ATLAS TECHNOLOGY GROUP, INC.

	By:	/s/ Peter B. Jacobson
PETER B. JACOBSON Chief Executive Officer